Supplement, dated November 11, 2008

to the Prospectuses, dated May 1, 2008, for

Seligman Common Stock Fund, Inc.

(the “Fund”)

Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, the Fund’s portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

Effective November 7, 2008, the following changes are hereby made to the Fund’s prospectuses:

The information under the caption “Principal Investment Strategies” is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

Generally, the Fund invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger US companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

The Fund seeks to produce a level of current income consistent with its primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). This allows for variations over time in the level of current income produced by the Fund.

In pursuit of the Fund’s objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager’s disciplined quantitative approach is designed to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;
•	Sound balance sheets; or
•	Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.
•	The company does not meet the investment manager’s performance expectations.

The universe of stocks from which the investment manager selects the Fund’s investments primarily will be those included in the Fund’s benchmark, the S&P 500 Index.

In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

•	Limits on positions relative to weightings in the benchmark index.
•	Limits on sector and industry allocations relative to the benchmark index.
•	Limits on size of holdings relative to market liquidity.

The Fund may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indexes but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its investment objectives.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.” There is no guarantee that the Fund will achieve its objectives.

The information under the caption “Principal Risks” is hereby revised to include the following:

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

The information under the caption “Management” (including the sub-caption “Portfolio Management” and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is

a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The Fund will pay RiverSource under the same fee structure that it paid Seligman, which is as follows. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets, 0.60% of the Fund’s average daily net assets on the next $1 billion of net assets and 0.55% of the Fund’s average daily net assets in excess of $2 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman (the Fund’s manager prior to November 7, 2008) was equal to an annual rate of 0.65% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and will be made available in the Fund’s upcoming annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the Fund’s day-to-day management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

•	Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.
•

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

•	Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.
•	MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

•	Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.
•

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

•	Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.
•	Ph.D., MIT.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the securities of the Fund.

The following information is added to the section under the caption “Shareholder Information” under the sub-caption “How to Exchange Shares Among the Seligman Mutual Funds”:

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.